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Merrill Lynch Investment Managers



Annual Report
October 31, 2002


MuniYield
Michigan
Insured
Fund, Inc.


www.mlim.ml.com




MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD MICHIGAN INSURED FUND, INC.

The Benefits
And Risks of
Leveraging

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


MuniYield Michigan Insured Fund, Inc., October 31, 2002



DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $.943 per share income dividends, which included earned and unpaid dividends of $.080. This represents a net annualized yield of 5.95%, based on a year-end net asset value of $15.74 per share. During the same period, the total investment return on the Fund's Common Stock was +6.33%, based on a change in per share net asset value from $15.81 to $15.74, and assuming reinvestment of $.937 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.47%, based on a change in per share net asset value from $15.42 to $15.74, and assuming reinvestment of $.477 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.33% for Series A, 1.41% for Series B and 1.18% for Series C.

The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the October period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Michigan, the state maintains the highest possible credit ratings (Aaa/AAA) from Moody's and Standard & Poor's, respectively, and is rated AA+ by Fitch. Michigan ranks 33rd in debt per capita and 35th in debt as a percentage of personal income.
These ratios are quite low for a populous state and indicate flexibility in responding to economic downturns relative to other states. Nevertheless, tax revenue collections are exhibiting a downward trend, in line with the national economy. Accordingly, the state has resorted to drawing down on its Budget Stabilization Fund as well as revenue enhancements, such as the sale of state property, and expenditure reductions, including delaying capital projects, in order to balance its current budget. Additional uncertainty surrounding the credit outlook for Michigan came from the gubernatorial election that took place on November 5, 2002 in which a new candidate was elected governor. Voters approved only one of three important referendums--the $1 billion in general obligation bonding authority for water and sewer projects--while the referendums for the right to collective bargaining for state employees and diversion of revenues from the tobacco Master Settlement Agreement to health care providers were defeated. Despite these results, we expect that Michigan will remain among the highest-rated states for credit because of its economic diversity, low debt levels and strong reserves. Any ratings downgrade is likely to have only a limited impact on the Fund's holdings as the Fund's insured structure greatly insulates it from any downward price reaction to a downgrade. It also should be noted that if a downgrade occurs, it is likely to be to Aa+/AA+. Such a minor ratings adjustment, especially given the current strong financial environment, is unlikely to result in a significant price adjustment to state-supported issues.

Portfolio Strategy
During the six months ended October 31, 2002, we maintained the Fund's neutral market position adopted earlier this year. While tax-exempt bond yields declined more than anticipated, the Fund's leveraged structure and fully invested position allowed it to completely participate in the significant market appreciation seen in recent months. The combination of the U.S. equity markets decline, corporate disclosure issues and the prospect of further military action have driven bond prices higher than economic fundamentals alone would have supported in the past. As current tax-exempt rates are at historically low levels, we will carefully continue to monitor business conditions. Should signs of a renewed, sustainable economic recovery appear, we will adopt a more defensive portfolio strategy in an effort to preserve recent gains in the Fund's net asset value. As we focused on further enchancing the Fund's current high level of coupon income, we purchased lower-rated investment-grade issues whenever they were attractively priced. Recently, many corporate-backed municipal bond issues have come under considerable pressure, creating a historically attractive investment opportunity. The addition of these higher-yielding issues should help the Fund continue to provide its current dividend going forward. However, we were able to maintain the Fund's historically high credit quality profile. At October 31, 2002, 83.1% of the Fund's holdings were insured and rated AAA by at least one of the major rating agencies.

Throughout the period, the Fund's borrowing costs remained in the 1%
- 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to remain near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



November 26, 2002



MuniYield Michigan Insured Fund, Inc., October 31, 2002



Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HDA           Housing Development Authority
PCR           Pollution Control Revenue Bonds
RIB           Residual Interest Bonds
VRDN          Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       S&P         Moody's     Face
STATE  Ratings+++  Ratings+++ Amount  Issue                                                                          Value
Michigan   AAA      Aaa    $ 1,000   Allegan, Michigan, Public School District, GO, 5.75% due 5/01/2030 (d)        $  1,066
--140.2%
                                     Belding, Michigan, Area Schools, GO, Refunding (c):
           AAA      Aaa        785     6.05% due 5/01/2006 (e)                                                          889
           AAA      Aaa        215     6.05% due 5/01/2021                                                              238

           AAA      Aaa      1,000   Caledonia, Michigan, Community Schools, GO, Refunding, 6.625% due
                                     5/01/2014 (a)                                                                    1,033

           AAA      Aaa      1,500   Carman-Ainsworth, Michigan, Community School, GO, 5.50% due 5/01/2020 (c)        1,603

           AAA      Aaa      1,625   Central Michigan University Revenue Bonds, 5.50% due 4/01/2007 (c)(e)            1,830

           AAA      Aaa      1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due 5/01/2019 (b)          1,103

           AAA      Aaa      1,250   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (c)(e)              1,378

           AAA      Aaa      1,000   Coldwater, Michigan, Community Schools, GO, 6.30% due 5/01/2004 (b)(e)           1,087

           AAA      Aaa      1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)             1,078

                                     Delta County, Michigan, Economic Development Corporation, Environmental
                                     Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba):
           BBB      Baa2     1,500     AMT, Series B, 6.45% due 4/15/2023                                             1,477
           BBB      Baa2       500     Series A, 6.25% due 4/15/2027                                                    496

                                     Detroit, Michigan, City School District, GO, Series A:
           AAA      Aaa      1,500     6.50% due 5/01/2011 (a)                                                        1,805
           AAA      Aaa      1,000     5.50% due 5/01/2018 (d)                                                        1,081
           AAA      Aaa      2,300     (School Building and Site Improvement), 5.375% due 5/01/2024 (c)               2,393

                                     Detroit, Michigan, GO (b):
           AAA      Aaa      1,400     5.50% due 4/01/2018                                                            1,498
           AAA      Aaa      1,325     5.50% due 4/01/2020                                                            1,400
           AAA      Aaa      2,705     Series B, 6% due 4/01/2015                                                     3,090

           AAA      Aaa      1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                     due 1/01/2010 (c)(e)                                                             1,153

           AAA      NR*      4,375   Detroit, Michigan, Water Supply System Revenue Bonds, DRIVERS,
                                     Series 200, 9.31% due 7/01/2028 (c)(g)                                           5,083

                                     Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien,
                                     Series A (c)(e):
           AAA      Aaa      4,875     5.75% due 1/01/2010                                                            5,619
           AAA      Aaa      1,250     5.875% due 1/01/2010                                                           1,451

           AAA      Aaa      1,415   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds,
                                     6.25% due 7/01/2012 (c)(e)(h)                                                    1,512

           BBB      Baa2     3,900   Dickinson County, Michigan, Economic Development Corporation,
                                     Environmental Improvement Revenue Refunding Bonds (International
                                     Paper Company Project), Series A, 5.75% due 6/01/2016                            3,943


MuniYield Michigan Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       S&P         Moody's     Face
STATE  Ratings+++  Ratings+++ Amount  Issue                                                                          Value
Michigan   BBB      Baa2   $ 2,500   Dickinson County, Michigan, Economic Development Corporation, PCR,
(continued)                            Refunding (Champion International Corporation Project), 5.85% due
                                     10/01/2018                                                                    $  2,519

           AAA      Aaa      1,610   East Grand Rapids, Michigan, Public School District, GO, 5.75%
                                     due 5/01/2009 (d)(e)                                                             1,848

                                     Eastern Michigan University Revenue Bonds, Series B (c):
           AAA      Aaa      1,500     5.60% due 6/01/2025                                                            1,575
           AAA      Aaa      1,310     5.625% due 6/01/2030                                                           1,377

                                     Eastern Michigan University, Revenue Refunding Bonds:
           AAA      Aaa      1,025     6% due 6/01/2020 (a)                                                           1,160
           A1+      NR*      1,500     VRDN, 1.95% due 6/01/2027 (c)(i)                                               1,500

           AAA      Aaa      1,000   Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2020 (c)              1,083

           AAA      Aaa      1,100   Grand Blanc, Michigan, Community Schools, GO, 5.625% due 5/01/2020 (c)           1,186

           AAA      Aaa     12,500   Grand Ledge, Michigan, Public Schools District, GO, 6.60% due
                                     5/01/2004 (b)(e)                                                                13,641

           AAA      Aaa      2,090   Grand Rapids, Michigan, Building Authority, GO, 5.375% due 8/01/2017 (a)         2,232

                                     Grand Rapids, Michigan, Building Authority Revenue Bonds, Series A:
           AAA      Aaa      1,100     5.50% due 10/01/2019 (a)                                                       1,187
           AAA      Aaa      1,500     5.50% due 10/01/2020                                                           1,606

           AAA      NR*      1,070   Grand Valley, Michigan, State University Revenue Bonds, 5.50% due
                                     2/01/2018 (c)                                                                    1,183

           AAA      Aaa      2,570   Grandville, Michigan, Public Schools District, GO, Refunding, 6.60%
                                     due 5/01/2005 (c)(e)                                                             2,880

           AAA      NR*      8,425   Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                     Bonds, DRIVERS, Series 167, 10.32% due 12/13/2008 (a)(g)                        11,119

           AAA      Aaa      2,250   Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004 (b)(e)             2,406

           AAA      Aaa      1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2024 (d)        1,502
                                     Hartland, Michigan, Consolidated School District, GO (c)(e):
           AAA      Aaa      3,250     6% due 5/01/2010                                                               3,796
           AAA      Aaa      3,575     6% due 5/01/2010 (j)                                                           4,175
           AAA      Aaa      2,500     6% due 5/01/2010                                                               2,920

           AAA      Aaa      1,475   Haslett, Michigan, Public School District, Building and Site, GO,
                                     5.625% due 5/01/2020                                                             1,591

           AAA      Aaa      1,575   Jenison, Michigan, Public Schools, Building and Site, GO, 5.50% due
                                     5/01/2019 (c)                                                                    1,697

           AAA      Aaa      3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2029 (c)             3,559

           NR*      Aaa      6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                     Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                     5/15/2028 (b)                                                                    7,064

           AAA      Aaa      4,660   Kent, Michigan, Hospital Finance Authority, Health Care Revenue
                                     Bonds (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (b)(e)        5,215

           AAA      Aaa      4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                     Refunding Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (b)        4,917

                                     Kent, Michigan, Hospital Finance Authority Revenue Bonds (Spectrum
                                     Health), Series A:
           AAA      NR*      3,000     5.50% due 1/15/2031 (b)                                                        3,114
           AA       Aa3      1,000     5.50% due 1/15/2031                                                            1,007

           AAA      Aaa      1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties, GO,
                                     Refunding, 6% due 5/01/2005 (a)(e)                                               1,106

           AAA      Aaa      5,235   Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(e)             6,098

           AAA      Aaa      4,775   Livonia, Michigan, Public School District, GO (Building and Site),
                                     5.75% due 5/01/2022 (c)                                                          5,117

           AAA      Aaa      1,900   Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due 5/01/2016 (c)         1,003

           BBB      NR*      2,250   Michigan Higher Education Facilities Authority, Limited
                                     Obligation Revenue Refunding Bonds (Hope College), Series A,
                                     5.90% due 4/01/2032                                                              2,286

                                     Michigan Higher Education Facilities Authority, Revenue Refunding
                                     Bonds (College for Creative Studies):
           NR*      Baa2     1,235     5.85% due 12/01/2022                                                           1,225
           NR*      Baa2     1,145     5.90% due 12/01/2027                                                           1,127

           AAA      NR*      2,500   Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                     Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)                               2,564

           AAA      NR*      1,065   Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                     Loan Program), Group A, 5.50% due 11/01/2020 (a)                                 1,129

                                     Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                     Government Loan Program), Series A:
           AAA      Aaa      1,035     6.50% due 5/01/2012 (a)                                                        1,060
           AAA      Aaa      1,870     6.50% due 11/01/2012 (b)                                                       1,914
           AAA      Aaa      1,000     6% due 12/01/2013 (c)                                                          1,095
           AAA      Aaa      7,000     6.125% due 12/01/2018 (c)                                                      7,664

           AA+      Aaa      7,000   Michigan State Building Authority Revenue Bonds, GO, RIB, Series 481,
                                     8.843% due 4/15/2009 (b)(g)                                                      8,907

                                     Michigan State Building Authority, Revenue Refunding Bonds:
           AAA      NR*      2,500     (Facilities Program), Series I, 5.50% due 10/15/2018 (b)                       2,702
           NR*      Aa1     11,140     RIB, Series 517X, 8.84% due 10/15/2010 (g)                                    14,162

                                     Michigan State, COP (a):
           AAA      Aaa      3,000     5.40%** due 6/01/2022                                                          1,051
           AAA      Aaa      3,000     5.50% due 6/01/2027                                                            3,112

           AAA      Aaa        965   Michigan State Comprehensive Transportation Revenue Bonds, Series B,
                                     5.25% due 5/15/2012 (d)                                                          1,079

           AAA      Aaa      4,795   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                     5.30% due 10/01/2037 (b)                                                         4,797

                                     Michigan State, HDA, Revenue Refunding Bonds (f):
           AA+      NR*        365     AMT, Series B, 6.20% due 6/01/2027                                               380
           AA+      NR*      2,690     Series C, 5.90% due 12/01/2015                                                 2,835

                                     Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds:
           A+       A2       2,200     (Crittenton Hospital), Series A, 5.625% due 3/01/2027                          2,201
           NR*      Baa3     2,000     (Sinai Hospital), 6.625% due 1/01/2016                                         2,015
           A        A1       2,000     (Sparrow Obligation Group), 5.625% due 11/15/2031                              2,005

           BBB-     Baa3     2,000   Michigan State Hospital Finance Authority Revenue Bonds (Detroit
                                     Medical Center), Series A, 5.25% due 8/15/2023                                   1,708

                                     Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
           AAA      Aaa      2,500     (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (b)                  2,828
           AAA      Aaa      2,715     (Ascension Health Credit), Series A, 5.75% due 11/15/2017 (b)                  2,893
           AAA      Aaa     12,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (b)                13,177
           AA       Aa2      1,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2026                     1,581
           AAA      Aaa      4,805     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)                     5,536
           AAA      Aaa      2,000     (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                        2,225
           AAA      Aaa      2,200     (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)                     2,349
           AAA      Aaa      4,930     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                          5,469
           AAA      Aaa      3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (a)(h)                       3,120
           AAA      Aaa      6,400     (Trinity Health), Series A, 6% due 12/01/2027 (a)                              7,014

                                     Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
           BBB      Baa1     5,000     (Ford Motor Company Project), Series A, 6.55% due 10/01/2022                   5,047
           BBB      Ba1      3,000     (WMX Technologies Inc. Project), 6% due 12/01/2013                             3,021
           BBB      Ba1      2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                         2,552


MuniYield Michigan Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       S&P         Moody's     Face
STATE  Ratings+++  Ratings+++ Amount  Issue                                                                          Value
Michigan                             Michigan State Strategic Fund, Limited Obligation Revenue Refunding
(concluded)                            Bonds:
           AAA      Aaa    $ 7,250     (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)            $  7,516
           AAA      Aaa      6,000     (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due
                                       5/01/2011 (c)                                                                  7,426
           NR*      Aaa      5,750     RIB, Series 382, 10.59% due 9/01/2025 (b)(g)                                   7,135

                                     Michigan State Strategic Fund, PCR, Refunding:
           NR*      VMIG1++  2,200     (Consumers Power Project), VRDN, 1.90% due 4/15/2018 (a)(i)                    2,200
           BBB      A3       2,500     (General Motors Corp.), 6.20% due 9/01/2020                                    2,556

           AAA      Aaa     15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                     Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                     Series AA, 6.95% due 9/01/2022 (c)                                              19,059

                                     Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT (b):
           AAA      Aaa      9,000     Series CC, 6.55% due 6/01/2024                                                 9,385
           AAA      Aaa      1,500     Series I-B, 6.55% due 9/01/2024                                                1,579

           AAA      Aaa      1,000   Montrose Township, Michigan, School District, GO, 6.20% due 5/01/2017 (b)        1,198
                                     Morenci, Michigan, Area Schools, GO (b):
           AAA      Aaa      1,035     5.25% due 5/01/2017                                                            1,110
           AAA      Aaa      1,255     5.25% due 5/01/2019                                                            1,323

           NR*      Aaa      1,830   Muskegon Heights, Michigan, Water System Revenue Bonds, Series A,
                                     5.625% due 11/01/2025 (b)                                                        1,928

           A1+      VMIG1++    300   Northern Michigan University Revenue Bonds, VRDN, 1.95% due
                                     6/01/2031 (c)(i)                                                                   300

                                     Northview, Michigan, Public School District, GO, Refunding (b):
           AAA      NR*      2,265     5.80% due 5/01/2006 (e)                                                        2,548
           AAA      Aaa        235     5.80% due 5/01/2021                                                              255

           AAA      Aaa      1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)               1,173

           AAA      Aaa      2,425   Oxford, Michigan, Area Community School District, GO, 5.50% due
                                     5/01/2018 (d)                                                                    2,621

           AAA      Aaa      1,000   Plainwell, Michigan, Community Schools, School District, Building
                                     and Site, GO, 5.50% due 5/01/2020 (d)                                            1,071

           A        NR*        700   Pontiac, Michigan, Tax Increment Finance Authority, Tax Increment
                                     Revenue Refunding Bonds (Development Area 2), 5.625% due 6/01/2022                 706

           AAA      Aaa      1,870   Redford, Michigan, Unified School District, GO, 5.90% due 5/01/2006 (c)(e)       2,110

           AAA      Aaa      1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due 5/01/2005 (c)(e)          1,106

           AAA      Aaa      1,800   Rochester, Michigan, Community School District, GO, Series II,
                                     5.50% due 5/01/2015 (c)                                                          1,990

           AAA      Aaa      2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                     Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)              2,729

           NR*      Aaa      8,900   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                     (Detroit Edison Company), RIB, Series 282, 10.87% due 8/01/2024 (a)(g)          11,864

           AAA      Aaa      2,000   South Lake, Michigan, Schools, GO, 5.125% due 5/01/2014 (c)                      2,202

           AAA      Aaa      1,300   Southfield, Michigan, Library Building Authority, GO, 5.50% due
                                     5/01/2018 (b)                                                                    1,392

           AAA      Aaa      2,090   Southgate, Michigan, Community School District, GO, Refunding,
                                     4% due 5/01/2012 (b)                                                             2,128

                                     Sturgis, Michigan, Public School District, GO (School Building
                                     and Site):
           AAA      Aaa      1,900     5.50% due 5/01/2021                                                            1,995
           AAA      Aaa      2,545     5.625% due 5/01/2030                                                           2,674

           AAA      Aaa      1,000   Three Rivers, Michigan, Community Schools GO, 6% due 5/01/2006 (b)(e)            1,132

           A1+      VMIG1++    600   University of Michigan, University Hospital Revenue Refunding
                                     Bonds, VRDN, Series A, 1.90% due 12/01/2019 (i)                                    600

           AAA      Aaa      1,350   Warren, Michigan, Consolidated School District, GO, 5.375% due
                                     5/01/2016 (d)                                                                    1,466

           AAA      Aaa      1,500   Waterford, Michigan, School District, GO, 6.25% due 6/01/2004 (c)(e)             1,620

           AAA      Aaa      1,100   Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)                 1,155

           AAA      Aaa     10,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                     Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (b)            11,151

           AAA      Aaa      2,400   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                            2,662
                                     West Bloomfield, Michigan, School District, GO Refunding (c):
           AAA      Aaa      1,710     5.50% due 5/01/2017                                                            1,867
           AAA      Aaa      1,225     5.50% due 5/01/2018                                                            1,329

           AAA      Aaa      2,405   West Branch-Rose City, Michigan, Area School District, GO, 5.50%
                                     due 5/01/2024 (c)                                                                2,520

           AAA      Aaa      2,485   West Ottawa, Michigan, Public School District, GO, Refunding,
                                     Series B, 5.375% due 5/01/2017 (c)                                               2,694

           AAA      Aaa      1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due
                                     5/01/2007 (c)(e)                                                                 1,469


Puerto     A        A1       2,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
Rico--5.6%                           Bonds, 5.625% due 5/15/2043                                                      1,924

           A        A1       2,300   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                     Refunding Bonds, 5.50% due 5/15/2039                                             2,209

           AAA      Aaa      1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                     Receipts, Class R, Series 16 HH, 9.308% due 7/01/2013 (d)(g)                     1,682

           A-       Baa1     2,500   Puerto Rico Public Buildings Authority, Government Facilities Revenue
                                     Refunding Bonds, Series C, 5.75% due 7/01/2022                                   2,746

                                     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                     Revenue Bonds:
           AAA      Aaa      1,000     Series A, 5.375% due 8/01/2024 (b)                                             1,051
           BBB+     Baa3     2,900     Series E, 5.75% due 8/01/2030                                                  3,125

           BBB+     Baa3     1,000   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                     Appropriation, Series E, 5.70% due 8/01/2025                                     1,056

           AAA      Aaa      2,150   University of Puerto Rico, University Revenue Refunding Bonds,
                                     Series O, 5.375% due 6/01/2030 (b)                                               2,237


           Total Investments (Cost--$385,055)--145.8%                                                               416,493

           Variation Margin on Financial Futures Contracts***--(0.1%)                                                 (136)

           Other Assets Less Liabilities--3.3%                                                                        9,461

           Preferred Stock, at Redemption Value--(49.0%)                                                          (140,016)
                                                                                                                   --------
           Net Assets Applicable to Common Stock--100.0%                                                           $285,802
                                                                                                                   ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(h)Escrowed to maturity.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(j)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of October 31, 2002 were as follows:

                                                     (in Thousands)
Number of                          Expiration
Contracts        Issue                Date              Value

   300    U.S. Treasury Notes     December 2002    $         34,416
                                                   ----------------
Total Financial Futures Contracts Sold
(Total Contract Price--$33,753)                    $         34,416
                                                   ================

++Highest short-term rating by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2002

STATEMENT OF NET ASSETS
                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$385,054,878)                                   $416,493,098
                    Cash                                                                                         177,359
                    Receivables:
                      Interest                                                             $  7,958,945
                      Securities sold                                                         5,220,069       13,179,014
                                                                                           ------------
                    Prepaid expenses                                                                              20,881
                                                                                                            ------------
                    Total assets                                                                             429,870,352
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,465,371
                      Dividends to Common Stock shareholders                                    211,323
                      Investment adviser                                                        187,885
                      Variation margin                                                          135,938        4,000,517
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        52,230
                                                                                                            ------------
                    Total liabilities                                                                          4,052,747
                                                                                                            ------------

Preferred Stock:    Preferred Stock, par value $.05 per share (2,000 Series A
                    shares, 2,000 Series B shares and 1,600 Series C shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                      140,015,820
                                                                                                            ------------

Net Assets          Net assets applicable to Common Stock                                                   $285,801,785
Applicable                                                                                                  ============
To Common Stock:

Analysis of         Common Stock, par value $.10 per share (18,155,932 shares issued
Net Assets          and outstanding)                                                                       $   1,815,593
Applicable to       Paid-in capital in excess of par                                                         268,391,966
Common Stock:       Undistributed investment income--net                                   $  3,709,176
                    Accumulated realized capital losses on investments--net                (18,890,358)
                    Unrealized appreciation on investments--net                              30,775,408
                                                                                           ------------
                    Total accumulated earnings--net                                                           15,594,226
                                                                                                            ------------
                    Total--Equivalent to $15.74 net asset value per share of
                    Common Stock (market price--$13.95)                                                     $285,801,785
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest                                                                                $ 22,995,142
Income:

Expenses:           Investment advisory fees                                               $  2,112,281
                    Commission fees                                                             357,064
                    Accounting services                                                         150,566
                    Professional fees                                                            86,252
                    Transfer agent fees                                                          67,791
                    Directors' fees and expenses                                                 30,751
                    Listing fees                                                                 28,293
                    Custodian fees                                                               23,626
                    Printing and shareholder reports                                             21,128
                    Pricing fees                                                                 21,078
                    Other                                                                        40,226
                                                                                           ------------
                    Total expenses                                                                             2,939,056
                                                                                                            ------------
                    Investment income--net                                                                    20,056,086
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (1,708,542)
Unrealized          Change in unrealized appreciation on investments--net                                      (555,321)
Loss on                                                                                                     ------------
Investments--Net:   Total realized and unrealized loss on investments--net                                   (2,263,863)
                                                                                                            ------------

Dividends to        Investment income--net                                                                   (1,965,080)
Preferred                                                                                                   ------------
Stock               Net Increase in Net Assets Resulting from Operations                                    $ 15,827,143
Shareholders:                                                                                               ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                  October 31,
Increase (Decrease) in Net Assets:                                                             2002            2001++
Operations:         Investment income--net                                                 $ 20,056,086     $ 19,641,438
                    Realized gain (loss) on investments--net                                (1,708,542)        1,578,519
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          (555,321)       22,042,066
                    Dividends to Preferred Stock shareholders                               (1,965,080)      (4,401,028)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     15,827,143       38,860,995
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                 (17,007,569)     (14,726,730)
Common Stock                                                                               ------------     ------------
Shareholders:       Net decrease in net assets resulting from dividends to
                    Common Stock shareholders                                              (17,007,569)     (14,726,730)
                                                                                           ------------     ------------

Common Stock        Offering costs resulting from the issuance of Common Stock                       --         (15,881)
Transactions:
                    Net decrease in net assets derived from Common Stock
                    transactions                                                                     --         (15,881)
                                                                                           ------------     ------------

Net Assets          Total increase (decrease) in net assets applicable to
Applicable To       Common Stock                                                            (1,180,426)       24,118,384
Common Stock:       Beginning of year                                                       286,982,211      262,863,827
                                                                                           ------------     ------------
                    End of year*                                                           $285,801,785     $286,982,211
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  3,709,176     $  2,496,957
                                                                                           ============     ============


++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001       2000         1999         1998
Per Share           Net asset value, beginning of year          $   15.81  $   14.48    $   13.91   $   15.93     $   15.51
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:++++++  Investment income--net                        1.10+++       1.08          .99        1.04          1.07
                    Realized and unrealized gain (loss)
                    on investments--net                             (.12)       1.30          .67      (1.79)           .46
                    Dividends and distributions to Preferred
                    Stock shareholders:
                      Investment income--net                        (.11)      (.24)        (.30)       (.18)         (.21)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.03)         (.03)
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                  .87       2.14         1.36       (.96)          1.29
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.94)      (.81)        (.79)       (.85)         (.83)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.21)         (.04)
                                                                ---------  ---------    ---------   ---------     ---------
                    Capital charge resulting from issuance
                    of Common Stock                                    --       --++           --          --            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.94)      (.81)        (.79)      (1.06)         (.87)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $   15.74  $   15.81    $   14.48   $   13.91     $   15.93
                                                                =========  =========    =========   =========     =========
                    Market price per share, end of year         $   13.95  $   14.22     $11.9375    $12.1875     $  15.875
                                                                =========  =========    =========   =========     =========

Total Investment    Based on market price per share                 4.77%     26.44%        4.62%    (17.47%)        16.03%
Return:*                                                        =========  =========    =========   =========     =========
                    Based on net asset value per share              6.33%     15.89%       11.19%     (6.13%)         8.85%
                                                                =========  =========    =========   =========     =========

Ratios Based on     Total expenses, excluding
Average Net         reorganization expenses**                       1.04%      1.05%        1.10%       1.09%         1.06%
Assets of                                                       =========  =========    =========   =========     =========
Common Stock:       Total expenses**                                1.04%      1.05%        1.33%       1.09%         1.06%
                                                                =========  =========    =========   =========     =========
                    Total investment income--net**                  7.10%      7.10%        7.49%       6.85%         6.90%
                                                                =========  =========    =========   =========     =========
                    Amount of dividends to Preferred Stock
                    shareholders                                     .70%      1.59%        2.18%       1.18%         1.36%
                                                                =========  =========    =========   =========     =========
                    Investment income--net, to Common Stock
                    shareholders                                    6.40%      5.51%        5.31%       5.67%         5.54%
                                                                =========  =========    =========   =========     =========

Ratios Based        Total expenses, excluding reorganization
on Average          expenses                                         .70%       .70%         .72%        .76%          .74%
Net Assets                                                      =========  =========    =========   =========     =========
Of Common &         Total expenses                                   .70%       .70%         .86%        .76%          .74%
Preferred Stock:**                                              =========  =========    =========   =========     =========
                    Total investment income--net                    4.75%      4.71%        4.87%       4.75%         4.79%
                                                                =========  =========    =========   =========     =========

Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                    1.40%      3.14%        4.06%       2.66%         3.13%
Assets Of                                                       =========  =========    =========   =========     =========
Preferred Stock:

Supplemental        Net assets applicable to Common Stock,
Data:               end of year (in thousands)                  $ 285,802  $ 286,982     $262,864    $103,364     $ 117,511
                                                                =========  =========    =========   =========     =========
                    Preferred Stock outstanding, end of
                    year (in thousands)                         $ 140,000  $ 140,000     $140,000   $  50,000     $  50,000
                                                                =========  =========    =========   =========     =========
                    Portfolio turnover                             32.68%     68.17%       51.41%      42.71%        41.65%
                                                                =========  =========    =========   =========     =========

Leverage:           Asset coverage per $1,000                   $   3,041  $   3,050    $   2,878   $   3,067     $   3,350
                                                                =========  =========    =========   =========     =========

Dividends           Series A--Investment income--net            $     354  $     792    $   1,023   $     663     $     782
Per Share                                                       =========  =========    =========   =========     =========
On Preferred        Series B--Investment income--net            $     362  $     783    $     653          --            --
Stock                                                           =========  =========    =========   =========     =========
Outstanding:++++    Series C--Investment income--net            $     333  $     782    $     678          --            --
                                                                =========  =========    =========   =========     =========



*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).
++++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Based on average shares outstanding.


See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Michigan Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $76,757 increase in cost of securities (which, in turn, resulted in a corresponding $76,757 decrease in net unrealized appreciation and a corresponding $76,757 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $47,799, decrease net unrealized depreciation by $115,654 and increase net realized capital losses by $8,902. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,062,807 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $52,026 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM $15,287 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $134,704,413 and $139,319,924, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                     Realized        Unrealized
                                  Gains (Losses)   Gains (Losses)

Long-term investments             $  2,819,763     $ 31,438,220
Financial futures contracts        (4,528,305)        (662,812)
                                  ------------     ------------
Total                             $(1,708,542)     $ 30,775,408
                                  ============     ============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $31,553,875, of which $31,697,125 related to appreciated securities and $143,250 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $384,939,223.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.65%, Series B, 1.65% and Series C, 1.65%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $210,914 as commissions.

5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.079500 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                    10/31/2002       10/31/2001
Distributions paid from:
   Tax-exempt income             $  18,972,649    $  19,127,758
                                 -------------    -------------
Total distributions              $  18,972,649    $  19,127,758
                                 =============    =============


As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net              $   3,593,523
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                     3,593,523
Capital loss carryforward                         (14,795,324)*
Unrealized gains--net                              26,796,027**
                                                  -------------
Total accumulated earnings--net                   $  15,594,226
                                                  =============


*On October 31, 2002, the Fund had a net capital loss carryforward of $14,795,324, of which $746,473 expires in 2003; $1,458,638 expires in 2006; $3,974,932 expires in 2007; $7,490,629 expires in
2008 and $1,124,652 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield Michigan Insured Fund, Inc., October 31, 2002


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.

We have audited the accompanying statement of net assets of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1F to the financial statements, in 2002 the Fund changed its method of classifying Preferred Stock.

Ernst & Young LLP
MetroPark, New Jersey
December 9, 2002



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during its taxable year ended October
31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

                                     Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 83.1%
AA/Aa                                    4.8
A/A                                      3.4
BBB/Baa                                  7.6
Other++                                  1.1

++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.


MuniYield Michigan Insured Fund, Inc., October 31, 2002


OFFICERS AND DIRECTORS
                                                                                                       Number of         Other
                                                                                                     Portfolios in     Director-
                       Position(s)    Length                                                          Fund Complex       ships
                           Held      of Time                                                          Overseen by       Held by
Name     Address & Age  with Fund     Served        Principal Occupation(s) During Past 5 Years         Director        Director

Interested Director
Terry K. P.O. Box 9011   President  1999 to       Chairman, Americas Region since 2001, and               117 Funds        None
Glenn*   Princeton, NJ   and        present       Executive Vice President since 1983 of Fund Asset     162 Portfolios
         08543-9011      Director   and 1992      Management, L.P. ("FAM") and Merrill Lynch
         Age: 62                    to present    Investment Managers, L.P. ("MLIM"); President of
                                                  Merrill Lynch Mutual Funds since 1999; President
                                                  of FAM Distributors, Inc. ("FAMD") since 1986
                                                  and Director thereof since 1991; Executive Vice
                                                  President and Director of Princeton Services, Inc.
                                                  ("Princeton Services") since 1993; President of
                                                  Princeton Administrators, L.P. since 1988; Director
                                                  of Financial Data Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

                                                                                                       Number of         Other
                                                                                                     Portfolios in     Director-
                       Position(s)    Length                                                          Fund Complex       ships
                           Held      of Time                                                          Overseen by       Held by
Name     Address & Age  with Fund     Served*       Principal Occupation(s) During Past 5 Years         Director        Director

Independent Directors
Donald   P.O. Box 9011   Director   2002 to       General Partner of The Burton Partnership,               23 Funds     ITC Delta-
W.       Princeton, NJ              present       Limited Partnership since 1979; Managing              34 Portfolios   Com, Inc.;
Burton   08543-9011                               General Partner of The South Atlantic Venture                        ITC Holding
         Age: 58                                  Funds since 1983; Member of the Investment                             Company,
                                                  Advisory Committee of the Florida State Board                           Inc.;
                                                  of Administration since 2001.                                          Knology,
                                                                                                                       Inc.; Main-
                                                                                                                         Bancorp,
                                                                                                                        N.A.; Pri-
                                                                                                                       Care, Inc.;
                                                                                                                         Sumbion,
                                                                                                                           Inc.

M.       P.O. Box 9011   Director   1992 to       James R. Williston Professor of Investment               23 Funds     Cambridge
Colyer   Princeton, NJ              present       Management Emeritus, Harvard Business                 34 Portfolios    Bancorp
Crum     08543-9011                               School since 1996.
         Age: 70

Laurie   P.O. Box 9011   Director   1999 to       Professor of Finance and Economics, Graduate             23 Funds        None
Simon    Princeton, NJ              present       School of Business, Columbia University since         34 Portfolios
Hodrick  08543-9011                               1998; Associate Professor of Finance and
         Age: 40                                  Economics, Graduate School of Business,
                                                  Columbia University from 1996 to 1998.

J.       P.O. Box 9011   Director   1992 to       Managing Partner of the Witt Touchton Company            23 Funds        TECO
Thomas   Princeton, NJ              present       since 1972.                                           34 Portfolios  Energy, Inc.
Touchton 08543-9011
         Age: 63

Fred G.  P.O. Box 9011   Director   1998 to       Managing Director of FGW Associates since                23 Funds      Watson
Weiss    Princeton,                 present       1997; Vice President, Planning, Investment and        34 Portfolios   Pharmaceu-
         NJ 08543-9011                            Development of Warner Lambert Co. from 1979                          ticals, Inc.
         Age: 61                                  to 1997.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                       Position(s)    Length
                           Held      of Time
Name     Address & Age  with Fund     Served*       Principal Occupation(s) During Past 5 Years

Fund Officers
Donald   P.O. Box 9011   Vice       1993 to       First Vice President of FAM and MLIM since 1997 and Treasurer thereof
C.       Princeton, NJ   President  present       since 1999; Senior Vice President and Treasurer of Princeton Services since
Burke    08543-9011      and        and           1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
         Age: 42         Treasurer  1999 to       from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                    present

Kenneth  P.O. Box 9011   Senior     2002 to       Managing Director of FAM and MLIM since 1997.
A.       Princeton, NJ   Vice       present
Jacob    08543-9011      President
         Age: 51

John     P.O. Box 9011   Senior     2002 to       Managing Director of FAM and MLIM since 2000; and First Vice President
M.       Princeton, NJ   Vice       present       from 1997 to 2000.
Loffredo 08543-9011      President
         Age: 38

Fred K.  P.O. Box 9011   Vice       1995 to       Vice President of MLIM since 1989.
Stuebe   Princeton, NJ   President  present
         08543-9011
         Age: 49

Brian D. P.O. Box 9011   Secretary  2002 to       Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
Stewart  Princeton, NJ              present       Smith from 2001 to 2002 and Saul Ewing from 1999 to 2001.
         08543-9011
         Age: 33


*Officers of the Fund serve at the pleasure of the Board of Directors.

Transfer Agent

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MIY